UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2019

Date of reporting period:	May 1, 2018 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 18

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/17. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

2 Multi-Cap Core Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 12–13.

Multi-Cap Core Fund 3

Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. He joined Putnam in 2008 and has been in the investment industry since 1982.

Arthur Yeager is also a Portfolio Manager of the fund.

Jerry, how were conditions for stock market investors during the reporting period?

For most of the period, U.S. stocks performed well, boosted by strong corporate earnings, rising wages, low unemployment, and positive investor sentiment. During the summer months, U.S. stocks were strong performers, and in September, they delivered their biggest quarterly gain in nearly five years. Economic growth remained solid in the United States, due in large part to the Tax Cuts and Jobs Act.

In the final month of the period, however, conditions changed considerably. October was quite turbulent for stocks, and all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time this year, stocks experienced a correction — a drop of more than 10% from a recent high. The downturn was due to worries about rising interest rates, the escalating U.S.–China trade conflict, and the potential for rising inflation. As a result, for the six-month period overall, U.S. stocks advanced only slightly.

4 Multi-Cap Core Fund

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund 5

How did the fund perform in this environment?

The fund delivered a return of 1.32% for the six-month period, underperforming its benchmark, the Russell 3000 Index, which returned 2.70%. The fund’s return was better than the 0.12% average return for funds in its Lipper peer group.

Could you provide examples of stocks or strategies that helped fund performance for the period?

The top contributor to performance for the period was our investment in Microsoft, whose stock advanced strongly due in large part to the success and growth of Azure — the company’s cloud computing business. Microsoft recently announced plans to reorganize the company to place a greater focus on its cloud-computing operations. Also, during a turbulent period for technology stocks late in the period, investors favored Microsoft over many consumer-focused technology stocks, based on the belief that demand for cloud services and software should remain robust.

Another performance highlight was Largo Resources, a company that specializes in acquisition, exploration, and development of mining properties in Brazil and Canada. The company is best known for its production of vanadium pentoxide, which is used to make steel products stronger and less susceptible to corrosion. The company announced solid third-quarter results, due in part to a record high level of output from one if its mines.

Fund performance was also helped by the fund’s overweight position in HCA Healthcare, a Tennessee-based company that operates more than 170 hospitals in the United States and United Kingdom. The company specializes in trauma and surgical centers, and has been expanding aggressively through acquisitions. Just after the close of the period, HCA reported third-quarter financial results that beat expectations, and raised its outlook for earnings and revenue.

What were some holdings or strategies that held back performance?

A rising-interest-rate environment was a drag on performance of stocks in industries such as financials, automotive, and housing. In the financials sector, bank stocks in particular struggled due to concerns over the flattening yield curve. Banks tend to benefit from a steep yield curve, which allows them to lend on higher long-term rates and borrow on lower short-term rates.

For the six-month period, the top detractor from performance was our investment in Lear, which is a supplier of seating and electronic systems for the automotive industry. Fund performance was also weakened by our investment in State Street, a banking and investment management company. The company reported its weakest quarterly inflows for investment products since 2016, which resulted in lower fee revenue and declines for the stock.

Another disappointment was the stock of Applied Materials, which provides equipment to make computer chips, flat panel TVs, and solar energy devices. Applied Materials struggled along with many stocks in the semiconductor industry, which is feeling the effects of weaker prices for memory components and slowing demand from smartphone and electronics manufacturers. For the same reasons, Lam Research, which also supplies equipment to the semiconductor industry, was a detractor for the period. By the close of the period, we had sold the fund’s positions in Lear and Applied Materials.

Our investment in PulteGroup, a homebuilder, also dampened fund returns. The company’s

6 Multi-Cap Core Fund

stock declined as investors became concerned about a more difficult environment for home-buyers, which included higher mortgage rates and steep home price increases.

As the fund enters the second half of its fiscal year, what is your outlook and how are you positioning the portfolio?

For most of the period, we did not make significant shifts in portfolio positioning. We continued to dig deep in our research of companies, looking for opportunities to take advantage of more attractive prices or improving business fundamentals. Many of the market’s bargain stocks, however, were companies with fundamental problems, and it was challenging to find new investment ideas.

The market pullback in October provided opportunities to add some high-quality companies at what we viewed as more attractive prices. We are proceeding with caution regarding many of the high-momentum growth stocks that have been outperforming, and we are watching for some sector and industry rotation to bring us new opportunities.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	202.93%	14.66%	66.25%	10.70%	38.06%	11.35%	5.50%	1.32%
After sales charge	185.51	13.82	56.69	9.40	30.12	9.17	–0.57	–4.51
Class B (9/24/10)
Before CDSC	185.27	13.81	60.15	9.88	34.95	10.51	4.68	0.89
After CDSC	185.27	13.81	58.15	9.60	31.95	9.68	–0.32	–4.06
Class C (9/24/10)
Before CDSC	185.28	13.81	60.11	9.87	35.06	10.54	4.72	0.94
After CDSC	185.28	13.81	60.11	9.87	35.06	10.54	3.72	–0.05
Class M (9/24/10)
Before sales charge	191.00	14.09	62.19	10.15	36.01	10.80	4.96	1.06
After sales charge	180.82	13.59	56.51	9.37	31.25	9.49	1.29	–2.48
Class R (9/24/10)
Net asset value	197.04	14.38	64.23	10.43	37.09	11.09	5.22	1.19
Class R6 (5/22/18)
Net asset value	209.31	14.95	68.43	10.99	39.20	11.66	5.81	1.49
Class Y (9/24/10)
Net asset value	209.18	14.95	68.36	10.98	39.14	11.64	5.77	1.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B performance reflects conversion to class A shares after eight years.

8 Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	176.28%	13.36%	67.08%	10.81%	37.76%	11.27%	6.60%	2.70%
Lipper Multi-Cap Core
Funds category average*	140.90	11.35	50.15	8.37	28.51	8.67	3.42	0.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/18, there were 813, 779, 671, 575, and 483 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.245		$0.245	$0.245	$0.245		$0.245	$0.245	$0.245
Short-term gains	0.184		0.184	0.184	0.184		0.184	0.184	0.184
Total	$0.429		$0.429	$0.429	$0.429		$0.429	$0.429	$0.429
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
4/30/18	$22.66	$24.04	$22.09	$22.06	$22.39	$22.86	$22.58	—	$22.75
5/22/18*	—	—	—	—	—	—	—	$23.57	—
10/31/18	22.54	23.92	21.87	21.85	22.21	23.02	22.43	22.67	22.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

Multi-Cap Core Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/24/10)
Before sales charge	227.26%	15.94%	87.91%	13.45%	59.61%	16.87%	16.31%	9.45%
After sales charge	208.44	15.09	77.10	12.11	50.43	14.58	9.62	3.16
Class B (9/24/10)
Before CDSC	208.17	15.07	80.99	12.60	55.97	15.97	15.39	9.06
After CDSC	208.17	15.07	78.99	12.35	52.97	15.22	10.39	4.06
Class C (9/24/10)
Before CDSC	208.26	15.08	81.02	12.60	55.98	15.97	15.39	9.07
After CDSC	208.26	15.08	81.02	12.60	55.98	15.97	14.39	8.07
Class M (9/24/10)
Before sales charge	214.45	15.36	83.31	12.89	57.25	16.29	15.73	9.21
After sales charge	203.45	14.85	76.89	12.08	51.75	14.91	11.68	5.38
Class R (9/24/10)
Net asset value	220.88	15.66	85.63	13.17	58.43	16.58	16.01	9.31
Class R6 (5/22/18)
Net asset value	234.01	16.24	90.39	13.74	60.81	17.16	16.65	9.64
Class Y (9/24/10)
Net asset value	233.87	16.23	90.32	13.74	60.74	17.14	16.61	9.60

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/18‡	1.02%	1.77%	1.77%	1.52%	1.27%	0.67%*	0.77%
Annualized expense ratio for the
six-month period ended 10/31/18†	1.04%	1.79%	1.79%	1.54%	1.29%	0.67%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, restated to reflect current fees and adjusted to the lower investor servicing fees applicable to class R6 shares.

‡ Restated to reflect current fees.

† Includes one time annualized merger costs of 0.02%.

10 Multi-Cap Core Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.28	$9.06	$9.07	$7.80	$6.54	$2.96‡	$4.01
Ending value (after expenses)	$1,013.20	$1,008.90	$1,009.40	$1,010.60	$1,011.90	$979.60	$1,014.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/18 to 10/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.10	$9.10	$7.83	$6.56	$3.41	$4.02
Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,017.44	$1,018.70	$1,021.83	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Multi-Cap Core Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

14 Multi-Cap Core Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

Multi-Cap Core Fund 15

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

16 Multi-Cap Core Fund

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 777, 648 and 562 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Cap Core Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Cap Core Fund

The fund’s portfolio 10/31/18 (Unaudited)

COMMON STOCKS (92.6%)*	Shares	Value
Aerospace and defense (1.9%)
Boeing Co. (The)	99,416	$35,278,762
Spirit AeroSystems Holdings, Inc. Class A	167,770	14,094,358
		49,373,120
Airlines (1.1%)
Air Canada (Canada) †	813,992	15,445,722
Southwest Airlines Co.	307,558	15,101,098
		30,546,820
Auto components (1.1%)
Magna International, Inc. (Canada)	305,769	15,056,066
Pirelli & C SpA (Italy) †	1,780,302	13,094,889
		28,150,955
Automobiles (0.5%)
General Motors Co.	395,351	14,465,893
		14,465,893
Banks (7.4%)
Bank of America Corp.	2,132,458	58,642,595
Citigroup, Inc.	627,172	41,054,679
Hilltop Holdings, Inc.	190,975	3,800,403
JPMorgan Chase & Co.	723,898	78,919,360
SunTrust Banks, Inc.	205,424	12,871,868
		195,288,905
Beverages (1.6%)
Coca-Cola Co. (The)	241,255	11,551,289
Molson Coors Brewing Co. Class B	93,461	5,981,504
PepsiCo, Inc.	214,832	24,142,820
		41,675,613
Biotechnology (3.1%)
Amgen, Inc.	202,344	39,009,900
Biogen, Inc. †	68,820	20,939,861
Gilead Sciences, Inc.	311,995	21,271,819
		81,221,580
Building products (—%)
Resideo Technologies, Inc. †	1	11
		11
Capital markets (4.5%)
Ameriprise Financial, Inc.	129,889	16,527,076
Apollo Global Management, LLC Class A	305,511	8,988,134
Bank of New York Mellon Corp. (The)	227,738	10,778,840
Goldman Sachs Group, Inc. (The)	184,686	41,622,684
Invesco, Ltd.	302,426	6,565,668
KKR & Co., Inc. Class A	414,566	9,804,486
Raymond James Financial, Inc.	212,777	16,317,868
State Street Corp.	116,981	8,042,444
		118,647,200
Chemicals (1.7%)
Celanese Corp.	165,219	16,016,330
DowDuPont, Inc.	275,638	14,862,401

Multi-Cap Core Fund 19

COMMON STOCKS (92.6%)* cont.	Shares	Value
Chemicals cont.
Eastman Chemical Co.	107,620	$8,432,027
Orion Engineered Carbons SA (Luxembourg)	273,849	7,068,043
		46,378,801
Commercial services and supplies (0.6%)
BrightView Holdings, Inc. † S	172,903	2,545,132
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $32) (Private)
(Germany) † ∆∆ F	24	20
New Middle East Other Assets GmbH (acquired 8/2/13, cost $13) (Private)
(Germany) † ∆∆ F	10	8
Republic Services, Inc.	181,649	13,202,249
		15,747,409
Communications equipment (1.9%)
Cisco Systems, Inc.	1,125,737	51,502,468
		51,502,468
Consumer finance (0.7%)
Capital One Financial Corp.	209,959	18,749,339
		18,749,339
Diversified financial services (3.0%)
Alignvest Acquisition II Corp. Class A (Canada) †	677,047	5,086,403
Berkshire Hathaway, Inc. Class B †	168,424	34,574,079
Capitol Investment Corp. IV (Units) †	306,859	3,191,334
Easterly Acquisition Corp. † S	928,980	9,503,465
Federal Street Acquisition Corp. (Units) †	609,100	6,176,274
Haymaker Acquisition Corp. (Units) †	360,486	3,763,474
J2 Acquisition, Ltd. (British Virgin Islands) †	711,565	6,439,663
TPG Pace Holdings Corp. (Units) †	903,262	9,664,903
		78,399,595
Diversified telecommunication services (0.8%)
AT&T, Inc.	727,295	22,313,411
		22,313,411
Electric utilities (1.7%)
Entergy Corp.	273,519	22,961,920
Exelon Corp.	481,888	21,111,513
		44,073,433
Electrical equipment (0.5%)
Emerson Electric Co.	191,062	12,969,289
		12,969,289
Electronic equipment, instruments, and components (—%)
nLight, Inc. † S	35,077	625,774
		625,774
Entertainment (1.7%)
Live Nation Entertainment, Inc. †	315,328	16,491,654
Walt Disney Co. (The)	239,376	27,487,546
		43,979,200
Equity real estate investment trusts (REITs) (1.3%)
Armada Hoffler Properties, Inc.	753,634	11,289,437
Easterly Government Properties, Inc. S	757,720	13,767,772
Equity Commonwealth	278,932	8,306,595
		33,363,804

20 Multi-Cap Core Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value
Food and staples retail (3.4%)
Costco Wholesale Corp.	54,400	$12,437,472
Kroger Co. (The)	574,846	17,107,417
Walgreens Boots Alliance, Inc.	208,074	16,598,063
Walmart, Inc.	436,635	43,785,758
		89,928,710
Food products (0.3%)
Nomad Foods, Ltd. (United Kingdom) †	461,174	8,808,423
		8,808,423
Health-care equipment and supplies (0.9%)
Baxter International, Inc.	365,954	22,875,785
RA Medical Systems, Inc. †	83,800	896,660
		23,772,445
Health-care providers and services (3.9%)
Cigna Corp.	73,785	15,775,971
CVS Health Corp.	249,297	18,046,610
HCA Healthcare, Inc.	166,596	22,245,564
Humana, Inc.	67,997	21,786,919
McKesson Corp.	108,014	13,475,827
Tenet Healthcare Corp. †	406,472	10,458,525
		101,789,416
Hotels, restaurants, and leisure (1.7%)
Bloomin’ Brands, Inc.	242,458	4,837,037
Hyatt Hotels Corp. Class A	174,757	12,093,184
MGM Resorts International	513,799	13,708,157
Penn National Gaming, Inc. † S	542,069	13,161,435
		43,799,813
Household durables (0.9%)
Green Brick Partners, Inc. †	342,890	3,223,166
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private)
(Germany) † ∆∆ F	48	41
PulteGroup, Inc.	812,391	19,960,447
		23,183,654
Household products (0.5%)
Energizer Holdings, Inc.	235,349	13,831,461
		13,831,461
Independent power and renewable electricity producers (1.0%)
NRG Energy, Inc.	732,779	26,519,272
		26,519,272
Industrial conglomerates (0.5%)
Honeywell International, Inc.	95,709	13,860,577
		13,860,577
Insurance (1.4%)
American International Group, Inc.	127,524	5,265,466
Assured Guaranty, Ltd.	292,685	11,701,546
Lincoln National Corp.	177,253	10,668,858
Prudential Financial, Inc.	88,240	8,275,147
		35,911,017

Multi-Cap Core Fund 21

COMMON STOCKS (92.6%)* cont.	Shares	Value
Interactive media and services (3.6%)
Alphabet, Inc. Class A †	14,800	$16,140,584
Alphabet, Inc. Class C †	42,342	45,592,595
Facebook, Inc. Class A †	221,466	33,616,324
		95,349,503
Internet and direct marketing retail (2.0%)
Amazon.com, Inc. †	28,400	45,383,484
Delivery Hero Holding GmbH (Germany) †	180,259	7,276,634
Global Fashion Group SA (acquired 8/2/13, cost $1,579,787) (Private)
(Luxembourg) † ∆∆ F	37,292	339,620
		52,999,738
IT Services (2.9%)
DXC Technology Co.	138,771	10,106,692
IBM Corp.	113,500	13,101,305
Mastercard, Inc. Class A	96,600	19,094,922
Priority Technology Holdings, Inc. † S	272,753	2,768,443
Visa, Inc. Class A	233,734	32,220,232
		77,291,594
Leisure products (0.3%)
Brunswick Corp.	149,566	7,775,936
		7,775,936
Machinery (0.6%)
Caterpillar, Inc.	130,203	15,796,228
		15,796,228
Media (1.6%)
Comcast Corp. Class A	855,245	32,619,044
Discovery, Inc. Class A † S	141,367	4,578,877
Liberty Global PLC Class A (United Kingdom) †	247,986	6,355,881
		43,553,802
Metals and mining (0.5%)
Freeport-McMoRan, Inc. (Indonesia)	910,804	10,610,867
Largo Resources, Ltd. (Canada) † S	1,124,798	3,409,126
		14,019,993
Multiline retail (0.8%)
Target Corp.	249,148	20,836,247
		20,836,247
Oil, gas, and consumable fuels (6.2%)
ConocoPhillips	415,215	29,023,529
Diamondback Energy, Inc. S	68,268	7,670,592
Enterprise Products Partners LP	578,768	15,522,558
Exxon Mobil Corp.	172,825	13,770,696
Kimbell Royalty Partners LP	205,152	4,062,010
Kinder Morgan, Inc.	1,014,020	17,258,620
Marathon Oil Corp.	699,076	13,275,453
Plains GP Holdings LP Class A †	246,274	5,262,875
Royal Dutch Shell PLC ADR Class A (United Kingdom)	479,235	30,282,860
Suncor Energy, Inc. (Canada)	364,160	12,130,170
Valero Energy Corp.	177,716	16,188,150
		164,447,513

22 Multi-Cap Core Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value
Pharmaceuticals (3.5%)
Jazz Pharmaceuticals PLC †	120,576	$19,149,880
Johnson & Johnson	254,813	35,671,272
Pfizer, Inc.	897,597	38,650,527
		93,471,679
Real estate management and development (0.9%)
CBRE Group, Inc. Class A †	293,779	11,836,356
Kennedy-Wilson Holdings, Inc.	596,594	11,323,354
		23,159,710
Road and rail (1.5%)
Norfolk Southern Corp.	115,185	19,331,499
Union Pacific Corp.	101,586	14,853,905
US Xpress Enterprises, Inc. Class A †	494,484	4,761,881
		38,947,285
Semiconductors and semiconductor equipment (2.9%)
Intel Corp.	659,532	30,918,860
Lam Research Corp.	103,474	14,665,370
Micron Technology, Inc. †	244,064	9,206,094
Qualcomm, Inc.	345,633	21,736,859
		76,527,183
Software (7.1%)
Adobe, Inc. †	62,159	15,276,196
Dell Technologies, Inc. Class V †	111,959	10,119,974
Microsoft Corp.	1,292,530	138,055,129
Oracle Corp.	444,366	21,702,835
Yext, Inc. † S	143,782	2,763,490
		187,917,624
Specialty retail (3.0%)
Best Buy Co., Inc.	300,581	21,088,763
Home Depot, Inc. (The)	166,638	29,308,291
Lowe’s Cos., Inc.	206,946	19,705,398
Michaels Cos., Inc. (The) † S	514,902	8,161,197
		78,263,649
Technology hardware, storage, and peripherals (5.4%)
Apple, Inc.	581,761	127,324,212
HP, Inc.	693,828	16,749,008
		144,073,220
Thrifts and mortgage finance (0.2%)
Radian Group, Inc.	308,800	5,925,873
		5,925,873
Total common stocks (cost $2,016,608,015)		$2,449,234,185

Multi-Cap Core Fund 23

INVESTMENT COMPANIES (1.9%)*	Shares	Value
Health Care Select Sector SPDR Fund S	287,439	$25,495,839
Industrial Select Sector SPDR Fund S	372,165	26,006,890
Total investment companies (cost $52,653,749)		$51,502,729

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Alignvest Acquisition II Corp. Class A, (Canada)	7/4/22	CAD 11.50	338,523	$90,002
Easterly Acquisition Corp.	7/29/20	$11.50	464,490	487,715
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	11.50	711,565	320,204
Verra Mobility Corp.	3/6/22	11.50	77,807	131,494
Vista Oil & Gas SAB de CV (Mexico)	8/8/22	11.50	200,000	38,399
Total warrants (cost $478,877)				$1,067,814

	Principal amount/
SHORT-TERM INVESTMENTS (7.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.36% [d]	Shares	71,232,150	$71,232,150
Putnam Short Term Investment Fund 2.33% L	Shares	121,784,368	121,784,368
U.S. Treasury Bills 2.060%, 11/15/18 #		$1,360,000	1,358,883
U.S. Treasury Bills 2.171%, 12/13/18 #		944,000	941,638
U.S. Treasury Bills 2.209%, 12/11/18 #		515,000	513,768
U.S. Treasury Bills 2.046%, 11/8/18 #		228,000	227,907
U.S. Treasury Bills 2.002%, 11/1/18 #		102,000	102,000
U.S. Treasury Bills 2.255%, 1/10/19 #		79,000	78,660
Total short-term investments (cost $196,239,427)			$196,239,374

TOTAL INVESTMENTS
Total investments (cost $2,265,980,068)	$2,698,044,102

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2018 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,643,621,405.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $339,689, or less than 0.1% of net assets.

24 Multi-Cap Core Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $3,120,913 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $12,783,400 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	139	$10,504,318	$10,507,705	Dec-18	$(930,562)
S&P 500 Index E-Mini (Long)	474	64,268,238	64,253,070	Dec-18	(3,243,497)
Unrealized appreciation					—
Unrealized (depreciation)					(4,174,059)
Total					$(4,174,059)

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $244,552) (Unaudited)
	Expiration date/	Notional	Contract
Counterparty	strike price	amount	amount	Value
Citibank, N.A.
Berkshire Hathaway, Inc.
Class B (Call)	Jan-19/$230.00	$11,409,462	$55,580	$59,437
Total

Multi-Cap Core Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$205,195,916	$—	$—
Consumer discretionary	269,136,224	—	339,661
Consumer staples	154,244,207	—	—
Energy	164,447,513	—	—
Financials	452,921,929	—	—
Health care	300,255,120	—	—
Industrials	177,240,711	—	28
Information technology	537,937,863	—	—
Materials	60,398,794	—	—
Real estate	56,523,514	—	—
Utilities	70,592,705	—	—
Total common stocks	2,448,894,496	—	339,689

Investment companies	51,502,729	—	—
Warrants	1,029,415	38,399	—
Short-term investments	121,784,368	74,455,006	—
Totals by level	$2,623,211,008	$74,493,405	$339,689

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(4,174,059)	$—	$—
Written options outstanding	—	(59,437)	—
Totals by level	$(4,174,059)	$(59,437)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of assets and liabilities 10/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $68,899,444 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,072,963,550)	$2,505,027,584
Affiliated issuers (identified cost $193,016,518) (Notes 1 and 5)	193,016,518
Cash	1,088
Dividends, interest and other receivables	2,535,185
Receivable for shares of the fund sold	1,952,322
Receivable for investments sold	51,736,347
Receivable for variation margin on futures contracts (Note 1)	550,861
Prepaid assets	96,160
Total assets	2,754,916,065

LIABILITIES
Payable to custodian	622,126
Payable for investments purchased	33,252,735
Payable for shares of the fund repurchased	2,523,679
Payable for compensation of Manager (Note 2)	1,328,447
Payable for custodian fees (Note 2)	19,939
Payable for investor servicing fees (Note 2)	371,978
Payable for Trustee compensation and expenses (Note 2)	852,214
Payable for administrative services (Note 2)	5,276
Payable for distribution fees (Note 2)	573,679
Written options outstanding, at value (premiums $244,552) (Note 1)	59,437
Collateral on securities loaned, at value (Note 1)	71,232,150
Other accrued expenses	453,000
Total liabilities	111,294,660

Net assets	$2,643,621,405

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,157,448,732
Total distributable earnings (Note 1)	486,172,673
Total — Representing net assets applicable to capital shares outstanding	$2,643,621,405

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,711,133,043 divided by 75,905,225 shares)	$22.54
Offering price per class A share (100/94.25 of $22.54)*	$23.92
Net asset value and offering price per class B share ($39,641,319 divided by 1,812,254 shares)**	$21.87
Net asset value and offering price per class C share ($171,502,213 divided by 7,850,552 shares)**	$21.85
Net asset value and redemption price per class M share ($19,650,778 divided by 884,851 shares)	$22.21
Offering price per class M share (100/96.50 of $22.21)*	$23.02
Net asset value, offering price and redemption price per class R share
($4,177,888 divided by 186,270 shares)	$22.43
Net asset value, offering price and redemption price per class R6 share
($39,670,959 divided by 1,749,752 shares)	$22.67
Net asset value, offering price and redemption price per class Y share
($657,845,205 divided by 29,030,932 shares)	$22.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Multi-Cap Core Fund 27

Statement of operations Six months ended 10/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $183,340)	$19,094,044
Interest (including interest income of $761,560 from investments in affiliated issuers) (Note 5)	777,129
Securities lending (net of expenses) (Notes 1 and 5)	131,436
Total investment income	20,002,609

EXPENSES
Compensation of Manager (Note 2)	6,036,221
Investor servicing fees (Note 2)	1,797,881
Custodian fees (Note 2)	15,197
Trustee compensation and expenses (Note 2)	52,630
Distribution fees (Note 2)	2,755,325
Administrative services (Note 2)	25,645
Other	648,952
Total expenses	11,331,851
Expense reduction (Note 2)	(8,996)
Net expenses	11,322,855

Net investment income	8,679,754

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	69,856,821
Foreign currency transactions (Note 1)	2,249
Futures contracts (Note 1)	1,982,066
Total net realized gain	71,841,136
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(114,117,741)
Assets and liabilities in foreign currencies	(3,254)
Futures contracts	(4,174,059)
Written options	185,115
Total change in net unrealized depreciation	(118,109,939)

Net loss on investments	(46,268,803)

Net decrease in net assets resulting from operations	$(37,589,049)

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/18*	Year ended 4/30/18
Operations
Net investment income	$8,679,754	$4,527,916
Net realized gain on investments
and foreign currency transactions	71,841,136	27,180,357
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(118,109,939)	44,866,585
Net increase (decrease) in net assets resulting
from operations	(37,589,049)	76,574,858
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,544,185)
Class B	—	(59,397)
Class C	—	(438,009)
Class M	—	(8,665)
Class R	—	(19,049)
Class R6	—	—
Class Y	—	(3,481,712)
Net realized short-term gain on investments
Class A	(1,412,775)	—
Class B	(133,827)	—
Class C	(1,096,872)	—
Class M	(13,663)	—
Class R	(20,632)	—
Class R6	(67,743)	—
Class Y	(2,598,592)	—
From net realized long-term gain on investments
Class A	(1,881,141)	(2,178,443)
Class B	(178,193)	(233,169)
Class C	(1,460,510)	(1,797,368)
Class M	(18,193)	(20,909)
Class R	(27,472)	(33,017)
Class R6	(90,202)	—
Class Y	(3,460,082)	(4,004,822)
Increase from capital share transactions (Notes 4 and 8)	2,052,029,946	3,444,668
Total increase in net assets	2,001,981,000	66,200,781

NET ASSETS
Beginning of period	641,640,405	575,439,624
End of period (Note 1)	$2,643,621,405	$641,640,405

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2018**	$22.66	.09	.22	.31	—	(.43)	—	(.43)	$22.54	1.32*	$1,711,133	.52* [d]	.38* [d]	27*
April 30, 2018	20.17	.18	2.88	3.06	(.24)	(.33)	—	(.57)	22.66	15.22	172,995	1.06[e]	.80[e]	80
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	16.65	(6.46)	144,502	1.07[f]	.99[f]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	16.17	27.60	23,980	1.24[h]	.75[h]	100
Class B
October 31, 2018**	$22.09	.01	.20	.21	—	(.43)	—	(.43)	$21.87	.89*	$39,641	.90* [d]	.04* [d]	27*
April 30, 2018	19.68	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.09	14.41	16,059	1.81[e]	.05[e]	80
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.28	(7.13)	10,786	1.82[f]	.23[f]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	15.91	26.67	2,130	1.99[h]	(.04) [h]	100
Class C
October 31, 2018**	$22.06	.02	.20	.22	—	(.43)	—	(.43)	$21.85	.94*	$171,502	.90* [d]	.07* [d]	27*
April 30, 2018	19.65	.01	2.81	2.82	(.08)	(.33)	—	(.41)	22.06	14.41	129,480	1.81[e]	.05[e]	80
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[g]	(.09)	16.23	(7.13)	108,812	1.82[f]	.22[f]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[g]	3.57	3.57	(.06)	(1.35)	—	(1.41)	15.88	26.58	8,539	1.99[h]	(.03) [h]	100
Class M
October 31, 2018**	$22.39	.03	.22	.25	—	(.43)	—	(.43)	$22.21	1.06*	$19,651	.77* [d]	.13* [d]	27*
April 30, 2018	19.94	.06	2.86	2.92	(.14)	(.33)	—	(.47)	22.39	14.69	1,654	1.56[e]	.27[e]	80
April 30, 2017	16.46	.11	3.45	3.56	(.08)	—	—	(.08)	19.94	21.64	1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[g]	(.06)	16.46	(6.91)	2,513	1.57[f]	.49[f]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	16.03	26.95	164	1.74[h]	.26[h]	100
Class R
October 31, 2018**	$22.58	.07	.21	.28	—	(.43)	—	(.43)	$22.43	1.19*	$4,178	.65* [d]	.30* [d]	27*
April 30, 2018	20.10	.12	2.88	3.00	(.19)	(.33)	—	(.52)	22.58	15.00	2,334	1.31[e]	.53[e]	80
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[g]	(.13)	16.61	(6.64)	1,855	1.32[f]	.75[f]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[i]	3.67	3.70	(.05)	(1.35)	—	(1.40)	16.16	27.31	204	1.49[h]	.17[h,i]	100
Class R6
October 31, 2018**†	$23.57	.12	(.59)	(.47)	—	(.43)	—	(.43)	$22.67	(2.04)*	$39,671	.30* [d]	.49* d	27*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
October 31, 2018**	$22.75	.13	.21	.34	—	(.43)	—	(.43)	$22.66	1.45*	$657,845	.40* [d]	.55* [d]	27*
April 30, 2018	20.24	.24	2.89	3.13	(.29)	(.33)	—	(.62)	22.75	15.54	319,118	.81[e]	1.11[e]	80
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	16.71	(6.22)	207,093	.82[f]	1.23[f]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	16.20	27.98	12,121	.99[h]	.97[h]	100

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger cost of 0.01% of a percentage of average net assets.

e Includes one-time merger costs of 0.04% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts):

Percentage of average net assets
April 30, 2014	0.28%

i The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund	Multi-Cap Core Fund 33

Notes to financial statements 10/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2018 through October 31, 2018.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

34 Multi-Cap Core Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Multi-Cap Core Fund 35

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default

36 Multi-Cap Core Fund

and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $59,437 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $71,232,150 and the value of securities loaned amounted to $70,037,486. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Multi-Cap Core Fund 37

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,265,988,864, resulting in gross unrealized appreciation and depreciation of $539,166,837 and $111,345,095, respectively, or net unrealized appreciation of $427,821,742.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended April 30, 2018, the fund had undistributed net investment income of $—.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

38 Multi-Cap Core Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,120,093	Class R	3,150
Class B	29,200	Class R6	6,196
Class C	136,777	Class Y	489,666
Class M	12,799	Total	$1,797,881

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,996 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,019, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Multi-Cap Core Fund 39

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,673,734
Class B	1.00%	1.00%	177,194
Class C	1.00%	1.00%	837,062
Class M	1.00%	0.75%	57,753
Class R	1.00%	0.50%	9,582
Total			$2,755,325

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $66,785 and $1,219 from the sale of class A and class M shares, respectively, and received $8,329 and $2,020 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$565,922,849	$640,761,220
U.S. government securities (Long-term)	—	—
Total	$565,922,849	$640,761,220

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,741,932	$41,118,932	2,641,855	$59,270,120
Shares issued in connection with
reinvestment of distributions	137,534	3,179,786	162,081	3,591,713
Shares issued in connection with the
merger of Putnam Investors Fund	70,558,629	1,628,069,815	—	—
	72,438,095	1,672,368,533	2,803,936	62,861,833
Shares repurchased	(4,165,651)	(97,705,433)	(2,017,265)	(44,062,541)
Net increase	68,272,444	$1,574,663,100	786,671	$18,799,292

40 Multi-Cap Core Fund

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	47,315	$1,088,269	73,562	$1,622,994
Shares issued in connection with
reinvestment of distributions	12,387	278,583	12,068	261,400
Shares issued in connection with the
merger of Putnam Investors Fund	1,188,956	26,691,232	—	—
	1,248,658	28,058,084	85,630	1,884,394
Shares repurchased	(163,471)	(3,763,877)	(97,802)	(2,075,323)
Net increase (decrease)	1,085,187	$24,294,207	(12,172)	$(190,929)

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	950,472	$21,699,702	1,590,327	$34,776,009
Shares issued in connection with
reinvestment of distributions	107,552	2,415,611	97,000	2,099,083
Shares issued in connection with the
merger of Putnam Investors Fund	1,704,434	38,212,903	—	—
	2,762,458	62,328,216	1,687,327	36,875,092
Shares repurchased	(781,742)	(17,830,613)	(1,583,754)	(33,765,036)
Net increase	1,980,716	$44,497,603	103,573	$3,110,056

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	13,308	$307,436	35,022	$776,444
Shares issued in connection with
reinvestment of distributions	1,397	31,856	1,348	29,574
Shares issued in connection with the
merger of Putnam Investors Fund	821,384	18,704,548	—	—
	836,089	19,043,840	36,370	806,018
Shares repurchased	(25,118)	(586,844)	(20,229)	(443,398)
Net increase	810,971	$18,456,996	16,141	$362,620

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	37,246	$874,086	59,816	$1,309,745
Shares issued in connection with
reinvestment of distributions	2,000	46,034	2,192	48,433
Shares issued in connection with the
merger of Putnam Investors Fund	59,091	1,357,752	—	—
	98,337	2,277,872	62,008	1,358,178
Shares repurchased	(15,427)	(355,241)	(51,548)	(1,109,268)
Net increase	82,910	$1,922,631	10,460	$248,910

Multi-Cap Core Fund 41

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 10/31/18
Class R6	Shares	Amount
Shares sold	924,019	$22,386,774
Shares issued in connection with reinvestment of distributions	6,802	157,945
Shares issued in connection with the merger of Putnam
Investors Fund	981,176	22,739,139
	1,911,997	45,283,858
Shares repurchased	(162,245)	(3,813,843)
Net increase (decrease)	1,749,752	$41,470,015

	SIX MONTHS ENDED 10/31/18		YEAR ENDED 4/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,600,117	$108,071,742	7,056,726	$154,706,432
Shares issued in connection with
reinvestment of distributions	240,489	5,581,747	303,248	6,741,213
Shares issued in connection with the
merger of Putnam Investors Fund	14,244,030	330,084,032	—	—
	19,084,636	443,737,521	7,359,974	161,447,645
Shares repurchased	(4,079,509)	(97,012,127)	(8,480,082)	(180,332,926)
Net increase (decrease)	15,005,127	$346,725,394	(1,120,108)	$(18,885,281)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/18	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$13,676,525	$464,467,891	$406,912,266	$452,364	$71,232,150
Putnam Short Term
Investment Fund**	31,719,811	228,901,999	138,837,442	761,560	121,784,368
Total Short-term
investments	$45,396,336	$693,369,890	$545,749,708	$1,213,924	$193,016,518

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42 Multi-Cap Core Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$24,000
Futures contracts (number of contracts)	400
Warrants (number of warrants)	$1,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Equity contracts	Investments	$1,067,814	Unrealized depreciation	$4,233,496*
Total		$1,067,814		$4,233,496

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$2,636	$1,982,066	$1,984,702
Total	$2,636	$1,982,066	$1,984,702

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Futures	Total
Equity contracts	$408,652	$185,115	$(4,174,059)	$(3,580,292)
Total	$408,652	$185,115	$(4,174,059)	$(3,580,292)

Note 8: Acquisition of Putnam Investors Fund

On June 25, 2018, the fund issued 70,558,629, 1,188,956, 1,704,434, 821,384, 59,091, 981,176 and 14,244,030 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 55,935,004, 1,024,174, 1,390,034, 683,201, 47,067, 767,037 and 11,182,434 class A, class B, class C, class M, class R, class R6 and class Y shares of Putnam Investors Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with similar investment objectives and substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Investors Fund, with a fair value of $2,029,668,326 and an identified cost of $1,599,648,819 at June 22, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Investors Fund on June 22, 2018, were $678,897,926 and $2,065,859,422, respectively. On June 22, 2018, Putnam Investors Fund had distributions in excess of net investment income of $1,139,768, accumulated net realized loss of $21,119,815 and unrealized appreciation of $430,019,507. The aggregate net assets of the fund immediately following the acquisition were $2,744,757,348.

Multi-Cap Core Fund 43

Assuming the acquisition had been completed on 5/1/18, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$13,334,868
Net gain on investments	$25,448,578
Net Increase in net assets resulting from operations	$38,783,446

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Investors Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$—	$550,861	$550,861
Purchased options**#	—	—	—
Total Assets	$—	$550,861	$550,861
Liabilities:
Futures contracts§	—	—	—
Written options#	59,437	—	59,437
Total Liabilities	$59,437	$—	$59,437
Total Financial and Derivative Net Assets	$(59,437)	$550,861	$491,424
Total collateral received (pledged)†##	$—	$—
Net amount	$(59,437)	$550,861
Controlled collateral received (including TBA
commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $3,120,913.

44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA115 313933 12/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018